SCHEDULE 14A INFORMATION
                                 PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. 1 )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

      |X|   Preliminary Proxy Statement
      |_|   Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
      |_|   Definitive Proxy Statement
      |_|   Definitive Additional Materials
      |_|   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          Daleco Resources Corporation
                             120 North Church Street
                        West Chester, Pennsylvania, 19087
                           Telephone No.: 610-429-125
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing Fee (Check the appropriate box):

      |X|   No fee required.

      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

            1) Title of each class of securities to which transaction applies:
            2)    Aggregate number of securities to which transaction applies:
            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            4)    Proposed maximum aggregate value of transaction:
            5)    Total fee paid:

      |_|   Fee paid previously with preliminary materials.
      |_|   Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)    Amount Previously Paid:

                  ------------------------------------------------------------
            2)    Form, Schedule or Registration Statement No.:

            3)    Filing Party:
                  C. Warren Trainor, Esq.
                  Ehmann, Van Denbergh & Trainor, P.C.
                  Two Penn Center Plaza, Suite 220, Philadelphia, Pennsylvania 19102
                  ------------------------------------------------------------
            4)    Date Filed:
                  February 16, 2006
                  -----------------

                          DALECO RESOURCES CORPORATION
                             120 NORTH CHURCH STREET
                             WEST CHESTER, PA 19380

                  ---------------------------------------------

                  NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS
                  ---------------------------------------------

      The Annual Meeting of Stockholders of Daleco Resources Corporation will be held at the Harvard Club, 27 West 44th Street, New York, New York, on Thursday, March 16, 2006, at 2:00 p.m., local time.

      At the meeting, Stockholders will be asked to:

      1.    Elect six directors;

      2. Ratify the selection of Vasquez & Company, LLP, as the Company's independent public accountants for 2006;

      3. Approve the increase in the authorized shares of Common Stock from 50,000,000 shares to 100,000,000 shares;

      4. Ratify the granting of 300,000 shares of Common Stock as compensation to each of the members of a Special Committee of the Board of Directors;

      5.    Consider any other business properly brought before the meeting.

      The close of business, January 25, 2006, was the record date for determining Stockholders entitled to vote at the Annual Meeting. For a period of 10 days prior to the Annual Meeting, a list of those Stockholders will be available for inspection at the offices of the Company, 120 North Church Street, West Chester, Pennsylvania, and 10350 Santa Monica Boulevard, Suite 290, Los Angeles, California. Such list also will be available at the Annual Meeting.

      Your vote is important. Please vote as soon as possible.

                                            By Order of the Board of Directors,


                                            Jody Spencer
                                            Secretary

                          DALECO RESOURCES CORPORATION
                             120 NORTH CHURCH STREET
                        WEST CHESTER, PENNSYLVANIA 19380

                                 PROXY STATEMENT

            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 16, 2006

      This PROXY STATEMENT is furnished to the holders of Common Stock ("Stockholder" or "Stockholders") of Daleco Resources Corporation (the "Company") in connection with the solicitation of the accompanying proxy by the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") and any adjournment thereof. The Annual Meeting will be held on March 16, 2006, at the Harvard Club, 27 West 44th Street, New York, NY, at 2:00 p.m. local time.

      The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to Stockholders is February ____, 2006.


                              STOCKHOLDER PROPOSALS
                              ---------------------

      Stockholders desiring to present proposals, to include nominees to the Board of Directors, for consideration at the Company's next annual meeting of Stockholders must have their proposal received by the Company no later than September 30, 2006, to be considered for inclusion in the Company's Proxy Statement meeting. Should any proposal be submitted after September 30, 2006, it may be omitted by the Company from the proxy statement relating to that meeting. No Stockholder of the Company has submitted to the Company either a nominee for the Board of Directors of the Company or any other matter to be considered by the Stockholders at the Annual Meeting through the date of this Proxy Statement. Stockholder proposals must be submitted in writing to the attention of the Company's Secretary at the following address: Daleco Resources Corporation,
Attention: Corporate Secretary, 120 North Church Street, West Chester, Pennsylvania 19380.


                                     VOTING
                                     ------

GENERAL
-------

      The record date for determining the Stockholders entitled to vote at the Annual Meeting was January 25, 2006 ("Record Date"). On the Record Date, there were 40,988,498 shares of Common Stock issued, outstanding and entitled to vote ("Outstanding Shares"). The Outstanding Shares were held by 1,785 Stockholders. The holders of the Company's Series B Preferred Stock are not entitled to vote at the Annual Meeting.

QUORUM AND VOTE REQUIRED
------------------------

      The presence, in person or by proxy, of A MAJORITY of the Outstanding Shares is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of a majority of the Outstanding Shares represented in person or by proxy at the Annual Meeting is required to pass any matter put to a vote at the Annual Meeting.

      When voting by proxy, Stockholders should specify their election as to each matter to be voted upon. If no specific instructions are given with regard to the matter to be voted upon, the shares represented by a signed proxy card will be voted "FOR" that matter.

      Any Stockholder delivering a proxy has the power to revoke same at any time before it is voted by giving written notice to the Secretary of the Company, by executing and delivering to the Secretary of the Company a proxy card bearing a later date, or by voting in person at the Annual Meeting.

      With regard to the election of directors, votes may be cast in favor of or withheld from any or all nominees. Votes that are withheld and abstentions will be excluded entirely from the vote and will have no effect other than for purposes of determining the presence of a quorum.

BROKER NON-VOTES.

      Brokers who hold Outstanding Shares in street name for clients have the authority under the rules of the various stock exchanges to vote on certain issues when they have not received instructions from beneficial owners. The Company believes that brokers who do not receive instructions are entitled to vote those shares with respect to the election of directors but not with respect to the remaining proposals. Outstanding Shares not voted by brokers under such circumstances are referred to as "broker non-votes." Broker non-votes will not be counted as votes cast on a proposal other than the election of directors.

HOUSEHOLDING

      Unless it has received contrary instructions, the Company will perpetually send a single copy of the annual report, proxy statement and notice of annual or special meeting to any household at which two or more Stockholders reside if the Company believes the Stockholders are members of the same family. Each Stockholder in the household will continue to receive a separate proxy card. This process, known as "householding," reduces the volume of duplicate information received at your household and helps to reduce the Company's expenses.

      If you would like to receive your own set of the Company's annual disclosures documents this year or in future years, follow the instructions described below. Similarly, if you share an address with another Stockholder and together both of you would like to receive only a single set of the Company's annual disclosure documents, follow these instructions:

      If your shares are registered in your own name, please contact our transfer agent and inform them of your request to revoke or institute householding by calling them (610) 649-7300, or writing to them at StockTrans, 44 West Lancaster Avenue, Ardmore, Pennsylvania 19003. Within 30 days of your revocation, the Company will send individual documents. If a bank or other nominee holds your shares, please contract your bank, broker or other nominee directly.

PROXY

      Execution of the accompanying proxy will not affect a Stockholder's right to attend the meeting and vote in person. Any Stockholder giving a proxy has the right to revoke it by giving written notice of revocation to the Secretary of the Company, by delivering a subsequently executed proxy card bearing a later date or by voting in person at the Annual Meeting prior to the proxy's being voted.

PROXY SOLICITATION

      In addition to soliciting proxies through the mail, the Company's directors, officers and employees may solicit proxies in person, by telephone or the Internet. Brokerage firms, nominees, custodians, and fiduciaries may also be requested to forward proxy materials to the beneficial owners of Outstanding Shares held of record by them. All expenses incurred in connection with the Annual Meeting will be borne by the Company.

      PRINCIPAL HOLDERS OF VOTING SECURITIES
      --------------------------------------

      The following table sets forth information, as of January 25, 2006, regarding the ownership of the Company's Common Stock by each person known to the Company to be the beneficial owner of more than five percent (5%) of the Company's Common Stock, as set forth on such person's filings with the Securities and Exchange Commission ("SEC") and the records of the Company.

===============================================================================
                                                      AMOUNT OF
                                                      BENEFICIAL        PERCENT
  CLASS OF                                             OWNERSHIP       OF CLASS
   STOCK             PRINCIPAL SHAREHOLDER             (SHARES)         (%) (2)
-------------------------------------------------------------------------------
Common          Terra Silex Holdings, LLC         3,863,097(1)        9.26%
===============================================================================

(1)   The 3,863,097 shares owned by Terra Silex Holdings, LLC, consist of:

      (a)   50,200 shares held by Mr. Alfonso Knoll;

      (b)   1,264,547 shares owned by Terra Silex Holdings, LLC;

      (c)   1,498,350 shares owned by two members of Terra Silex Holdings, LLC;

      (d) a warrant for 250,000 shares at $1.25 per share which expires on December 31, 2006;

      (e) warrants for 250,000 shares at $1.00 per share expiring on September 21, 2006 ("Participation Warrants");

      (f) warrants for 250,000 shares at $2.00 per share expiring on September 21, 2007 ("Contingent Warrants"). The Contingent Warrants are
            exercisable only if the holder has timely exercised the Participation Warrants; and

      (g) 300,000 shares of Common Stock awarded to Mr. Knoll as compensation for serving on a Special Committee of the Board of Directors to identify and recruit new management and independent directors for the Company. Issuance of these 300,000 shares is subject to Stockholder ratification.

(2) Applicable percentage ownership is based on 40,988,498 shares of Common Stock outstanding as of January 25, 2006, plus all securities exercisable or convertible into shares of Common Stock within 60 days of January 25, 2006, consisting of: (i) options and warrants for 11,392,305; and (ii) shares to be issued upon the exchange by the holders of 185,000 shares of Series B Preferred Stock at the minimum conversion price of $1.25 per share or 1,480,000 shares; or 53,860,803 shares of common stock on a fully diluted basis.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
                 ----------------------------------------------

      The following table sets forth information as of January 25, 2006, regarding the Security Ownership of Members of the Board of Directors and Management of the Company.

===============================================================================================================================
                                                                   AMOUNT OF           PERCENT            PERCENTAGE OF COMMON
    CLASS OF        NAME, AGE AND POSITION                         BENEFICIAL       OF STOCK CLASS      STOCK EQUIVALENT(%)(13)
      STOCK         WITH THE COMPANY                               OWNERSHIP           (%)(12)
                                                                    (SHARES)
-------------------------------------------------------------------------------------------------------------------------------
     Common         Dov Amir (81) (1)
                    Chairman of the Board of Directors             2,114,696            3.94%                    5.10%
-------------------------------------------------------------------------------------------------------------------------------
     Common         Gary J. Novinskie (55) (2)
                    President and Chief Financial Officer          1,622,474            3.02%                    3.91%
-------------------------------------------------------------------------------------------------------------------------------
     Common         Stephan V. Benediktson (72) (3)                1,400,000            2.61%                    3.40%
                    Director and Chief Executive Officer
-------------------------------------------------------------------------------------------------------------------------------
     Common         Nathan K. Trynin (75) (4)                      1,200,000            2.24%                    2.91%
                    Vice Chairman of the Board of Directors
-------------------------------------------------------------------------------------------------------------------------------
     Common         Alfonso Knoll (30)(5)                          3,863,097            7.20%                    9.26%
                    Director
-------------------------------------------------------------------------------------------------------------------------------
     Common         Lord Gilbert [John](77) (6)                     550,000             1.02%                    1.34%
                    Director
-------------------------------------------------------------------------------------------------------------------------------
     Common         William Pipkin (52) (7)                         200,000             0.37%                    0.49%
                    Director
--------------------------------------------------------------------------------------------------------------------------
     Common         Beau Kelly (25) (8)                                                 0.00%                    0.00%
                    Director
-------------------------------------------------------------------------------------------------------------------------------
     Common         Stephen Roche (52) (9)                          260,000             0.48%                    0.63%
                    Director
-------------------------------------------------------------------------------------------------------------------------------
                    Charles T. Maxwell (74) (10)                    200,000             0.37%                    0.48%
     Common         Director
-------------------------------------------------------------------------------------------------------------------------------
     Common         All Directors and Officers of the              11,693,506           21.79%                   26.74%
                    Company as a Group(11)
===============================================================================================================================

(1)   The 2,114,696 stock ownership of Mr. Amir consists of:

      (a)   328,121 shares held by the Amir Family Trust;

      (b)   1,286,575 shares held by Mr. Amir; and

      (c) options for 500,000 shares at an exercise price of $.526 per share expiring on October 1, 2007.

(2) The stock ownership of Mr. Novinskie includes: ownership of 1,050,522 shares owned by him directly and 71,942 shares held by his wife and children. Mr. Novinskie received an option for 500,000 shares at an exercise price of $.526 per share expiring on October 1, 2007. Mr. Novinskie disclaims beneficial ownership of the 71,942 shares owned by his wife and children. While Mr. Novinskie disclaims beneficial interest in the shares owned by his wife and children, these shares have been included in Mr. Novinskie's stock ownership for disclosure purposes only.

(3) The stock ownership of Mr. Benediktson consists of 1,200,000 shares owned by him directly, warrants for 100,000 shares at $1.00 per share expiring on September 21, 2006 ("Participation Warrants"), and warrants for 100,000 shares at $2.00 per share expiring on September 21, 2007 ("Contingent Warrants"). The Contingent Warrants are exercisable only if the holder has timely exercised the Participation Warrants.

(4) The stock ownership of Mr. Trynin consists of 400,000 shares owned by him directly and warrants for 100,000 shares at $1.00 per share expiring on September 21, 2006 ("Participation Warrants"), and warrants for 100,000 shares at $2.00 per share expiring on September 21, 2007 ("Contingent Warrants"). The Contingent Warrants are exercisable only if the holder has timely exercised the Participation Warrant. The above figures include 400,000 shares owned by his children's trust and 200,000 shares owned by Mr. Trynin's wife. Mr. Trynin disclaims beneficial ownership of the shares held in trust and by his wife. The shares held by Mr. Trynin's wife and children's trusts are included for disclosure purposes only.

(5)   The 3,863,097 shares owned by Terra Silex Holdings, LLC consist of:

      (a)   50,200 shares held by Mr. Alfonso Knoll;

      (b)   1,264,547 shares owned by Terra Silex Holdings, LLC;

      (c) 1,498,350 shares owned by two other members of Terra Silex Holdings, LLC;

      (d) a warrant for 250,000 shares at $1.25 per share which expires on December 31, 2006;

      (e) warrants for 250,000 shares at $1.00 per share expiring on September 21, 2006 ("Participation Warrants");

      (f) warrants for 250,000 shares at $2.00 per share expiring on September 21, 2007 ("Contingent Warrants"). The Contingent Warrants are
            exercisable only if the holder has timely exercised the Participation Warrants; and

      (g) 300,000 shares of Common Stock awarded to Mr. Knoll as compensation for serving on a Special Committee of the Board of Directors to identify and recruit new management and independent directors for the Company. Issuance of these 300,000 shares is subject to Shareholder ratification.

(6) The common stock attributable to Lord Gilbert [John] consists of 50,000 shares owned by Lord Gilbert, an option to acquire 200,000 shares at an exercise price of $.85 per share issued under the Company's Non-Qualified Independent Director Stock Option Plan and 300,000 shares of Common Stock awarded to Lord Gilbert as compensation for serving on a Special Committee of the Board of Directors to identify and recruit new management and independent directors for the Company. Issuance of these shares is subject to the Stockholder ratification.

(7) The Common Stock attributable to Mr. Pipkin consists of an option for 200,000 shares of Common Stock at an exercise price of $.43 per share. The option was granted under the Company's Non-Qualified Independent Director Stock Option Plan. Mr. Pipkin will partially vest in these shares after one year of service on the Board.

(8)   Mr. Kelly does not own any Common Stock of the Company.

(9) The Common Stock attributable to Mr. Roche consists of 260,000 shares of Common Stock which are personally owned by him.

(10) The Common Stock attributable to Mr. Maxwell consists of an option for 200,000 shares of Common Stock at an exercise price of $.48 per share. The option was granted under the Company's Non-Qualified Independent Director Stock Option Plan. Mr. Maxwell will partially vest in these shares after one year of service on the Board.

(11) This group consists of 11 persons, nine directors and two officers of the Company who are not directors, Ms. Jody Spencer, Secretary of the Company, who owns 283,239 shares of stock and Mr. Novinskie whose ownership is set forth above.

(12) Applicable percentage of ownership is based on 40,988,498 shares of common stock outstanding as of January 25, 2006, together with securities exercisable or convertible into shares of common stock within 60 days of January 25, 2006, by that director, and assuming that no other director or officer exercised his/her options and warrants. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Securities currently exercisable or convertible into shares of Common Stock within 60 days of January 25, 2006, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(13) Applicable percentage ownership is based on 40,988,498 shares of Common Stock outstanding as of January 25, 2006, plus all securities exercisable or convertible into shares of Common Stock within 60 days of January 25, 2006, consisting of: (i) options and warrants for 11,392,305; and (ii) shares to be issued upon the exchange by the holders of 185,000 shares of Series B Preferred Stock at the minimum conversion price of $1.25 per share or 1,480,000 shares; or 53,660,803 shares of common stock on a fully diluted basis.

COMMITTEES OF THE BOARD OF DIRECTORS
------------------------------------

      Audit Committee:  The following persons are currently serving as the Audit
Committee:

                                  Lord Gilbert
                                Nathan K. Trynin
                                 Steven P. Roche

      The Audit Committee previously consisted of Lord Gilbert, H. Paul Pryor and Robert E. Martin.

      The Audit Committee met one time during Fiscal 2005. It also met on December 16, 2005 (Fiscal 2006), with the Company's accountants to discuss the
Company's   restatement  of  its  treatment  of  the  transaction   with  Ostara
Corporation for the sale of the Company's I-Square and I-Top Technology as reported on the Company's June 30, 2005, and March 31,2005, quarterly reports on Form 10-QSB. On January 13, 2006, the Audit Committee met with the Company's accountants to review the Company's financial statements for the fiscal year ended September 30, 2005, and to discuss the efficacy of the Company's Accounting Disclosure and Controls. Each of the members of the Audit committee is qualified, based on his education and experience, to serve on the Audit Committee.

      The Board of Directors adopted an Audit Committee Charter, a copy of which is attached as Exhibit 3.7 to the Company's Annual Report on Form 10-KSB. and attached hereto at Appendix 1

      The Audit Committee recommended to the Board of Directors that Vasquez & Company, LLP, be retained for Fiscal 2006 as the Company's Independent Registered Public Accountants, reviewing and approving audit plans, reviewing the Company's quarterly filings on Form 10-QSB, reviewing and approving the Company's annual report on Form 10-KSB, and advising the Board and Audit Committee concerning the work of the Company's independent accountants. It is anticipated that Messrs: Lord Gilbert and Trynin will be re-appointed to the Audit Committee at the Annual Meeting of the Board of Directors immediately following the Annual Meeting of Stockholders if they are reelected as Directors by the Stockholders. A new independent director elected by the Stockholders will also be appointed to the Audit Committee at the Annual Meeting of the Board of Directors immediately following the Annual Meeting of Stockholders so that the Audit Committee consists of not less than three qualified individuals.

      Compensation Committee: The following persons are currently serving as the Compensation Committee:

                                 Steven P. Roche
                                 William Pipkin
                                Nathan K. Trynin

      There were no meetings of the Compensation Committee in Fiscal 2005. The Board of Directors handled all compensation matters. The Compensation Committee's responsibilities include the recommendation to the Board of Directors on the salaries and other compensation appropriate for the officers of the Company. It is anticipated that new members of the Compensation Committee will be appointed at the Annual Meeting of the Board of Directors immediately following the Annual Meeting of Stockholders.

      Executive Committee: The following persons are currently serving as the Executive Committee:

                                    Dov Amir
                             Stephan V. Benediktson
                                Nathan K. Trynin

      The Executive Committee met on two occasions in Fiscal 2005.

MEETINGS OF THE BOARD OF DIRECTORS
----------------------------------

         During the Company's fiscal year ended September 30, 2005, there were 12 meetings of the Board of Directors.

Section 16(a) Compliance
------------------------

      Based solely upon a review of Forms 3 and 4 during the fiscal year ending September 30, 2005, and the representations of each of the members of the Board of Directors and officers of the Company, Mr. Benediktson and Mr. Trynin were tardy in filing their initial Form 3's. There were no late filings of any member's Form 4. Mr. Knoll has never filed a Form 3, 4 or 5, rather relying on Terra Silex's Form 13 D filings. The Company received no Form 5's filed by any party.

          THE CURRENT EXECUTIVE OFFICERS OF THE COMPANY ARE AS FOLLOWS:

========================================================================================================
        NAME AND AGE                                 OFFICE HELD
--------------------------------------------------------------------------------------------------------
Dov Amir (81)                         Chairman of the Board of Directors (1)
--------------------------------------------------------------------------------------------------------
Stephan V. Benediktson (72)           Chief Executive Officer and Director (1)
--------------------------------------------------------------------------------------------------------
Nathan K. Trynin (75)                 Vice Chairman of the Board of Directors (1)
--------------------------------------------------------------------------------------------------------
Gary J. Novinskie (55)                President, Chief Operating Officer and Chief Financial Officer(1)
--------------------------------------------------------------------------------------------------------
Jody Spencer (60)                     Secretary (1)
========================================================================================================

(1) See "SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT" and "Election of Directors--Business Experience" for positions held, experience and stock ownership.

                              ELECTION OF DIRECTORS
                              ---------------------

      The current Board of Directors consists of nine directors who were elected or appointed to serve for a period of one (1) year or until their successors are elected and qualified. The directors elected at the Annual Meeting and who qualify to serve will serve until their successors can be elected at the Annual Meeting to be held in 2007. The Board of Directors is authorized a total of nine directors, but management is nominating only six persons for election to the Board of Directors.

      Under the terms of the Clean Age Minerals, Inc. Acquisition Agreement, the former stockholders of Clean Age Minerals, Inc. ("CAMI"), have the right to nominate two directors.

      Under the provisions of the Terra Silex SPA, Terra Silex is entitled to nominate one person to stand for election as a director of the Company. Neither CAMI nor Terra Silex has nominated any one to stand for election.

      Messrs. Knoll, Kelly and Roche have advised the Company that they would not be standing for re-election.


REQUIRED VOTE
-------------

      The shares represented by the enclosed proxy will be voted at the meeting as directed. If no choice is specified in the proxy, the shares represented by the enclosed proxy will be voted "FOR" the election of the nominees listed below. All six of the nominees are presently members of the Board of Directors. If any nominee becomes unavailable for any reason or if another vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted by the holders of such proxy in their sole discretion. The Board of Directors recommends that the Stockholders vote "FOR" the nominees.


                   SECURITY OWNERSHIP OF MANAGEMENT'S NOMINEES
                   -------------------------------------------

========================================================================================================================
                                                               AMOUNT OF          PERCENT          PERCENTAGE OF COMMON
CLASS OF        NAME, AGE AND POSITION                         BENEFICIAL      OF STOCK CLASS     STOCK EQUIVALENT(%)(8)
  STOCK         WITH THE COMPANY                               OWNERSHIP           (%)(9)
                                                                (SHARES)
------------------------------------------------------------------------------------------------------------------------
 Common         Dov Amir (81) (1)
                Chairman of the Board of Directors             2,114,696           3.94%                    5.10%
------------------------------------------------------------------------------------------------------------------------
 Common         Stephen V. Benediktson (72) (2)                1,400,000           2.61%                    3.40%
                Chief Executive Officer and Director
------------------------------------------------------------------------------------------------------------------------
 Common         Nathan K. Trynin (75) (3)                      1,200,000           2.24%                    2.91%
                Vice Chairman of the Board of Directors
------------------------------------------------------------------------------------------------------------------------
 Common         William Pipkin (52) (4)                          200,000           0.37%                    0.49%
                Director
------------------------------------------------------------------------------------------------------------------------
 Common         Lord Gilbert [John](77) (5)                      550,000           1.02%                    1.34%
                Director
------------------------------------------------------------------------------------------------------------------------
 Common         Charles T. Maxwell (74)(6)                       200,000           0.37%                    0.49%
------------------------------------------------------------------------------------------------------------------------
 Common         All Nominees of the                            5,664,696          10.55%                   13.73%
                Company as a Group(7)
========================================================================================================================

(1)   See footnote number 1 to "Security Ownership of Directors and Management."

(2)   See footnote number 3 to "Security Ownership of Directors and Management."

(3)   See footnote number 4 to "Security Ownership of Directors and Management."

(4)   See footnote number 7 to "Security Ownership of Directors and Management."

(5)   See footnote number 6 to "Security Ownership of Directors and Management."

(6)   See  footnote   number  10  to  "Security   Ownership  of  Directors   and
      Management."

(7)   This group consists of six nominees to serve as directors of the Company.

(8) Applicable percentage of ownership is based on 40,988,498 shares of common stock outstanding as of January 25, 2006, together with securities exercisable or convertible into shares of common stock within 60 days of January 25, 2006 for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Securities currently exercisable or convertible into shares of Common Stock within 60 days of January 25, 2006, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(9) Applicable percentage ownership is based on 40,988,498 shares of common stock outstanding as of January 25, 2006, plus all securities exercisable or convertible into shares of common stock within 60 days of January 25, 2006, consisting of: (i) options and warrants for 11,392,305 shares; and
      (ii) shares to be issued upon the exchange by the holder of 185,000 shares of Series B Preferred Stock at the minimum conversion price of $1.25 per share, or 1,480,000 shares; or 53,660,803 shares of common stock on a fully diluted basis.

NOMINEES
--------

      Set forth below is certain information about each of the persons nominated by Management to be Directors of the Company including the name, age, principal occupation, business experience and length of service as a Director of the
Company:

BUSINESS EXPERIENCE
-------------------

Dov Amir (81)

      Mr. Amir is the Chairman of the Board of Directors of the Company. Mr. Amir has been an officer and director of the Company since 1977, having previously held the position of President and Director. Prior to joining the Company, Mr. Amir was involved in the development of natural resources and economic development projects in the United States, Africa, South America and Europe both in the capacity of a corporate executive and as a consultant. Mr. Amir holds a B.S. degree in Petroleum Engineering, Cum Laude, and M.S. degree in Petroleum Engineering and Economics from the University of Southern California as well as postgraduate courses in management and finance at USC and UCLA.

Stephan V. Benediktson (72)

      Mr. Benediktson has extensive technical and managerial experience within the natural resource industry. He is a graduate of the University of Alberta where he received a degree in Engineering. During his 43 year career, he has held various positions with affiliates of Exxon in Canada, the United States, Australia, Indonesia and Saudi Arabia. Mr. Benediktson was involved in the Government of Canada's development plans and regulatory controls for the exploration of Canada's Beaufort Sea frontier energy plays. He held the position of Vice President of the Amerada Hess Corporation in which he managed the firm's activities in the United Arab Emirates and was later the Director General of Bridas in Argentina. Mr. Benediktson has either founded or co-founded several independent oil companies including Benson Petroleum Ltd., PetroSantander Inc. and Kroes Energy Inc. and has been instrumental in their management and corporate development. He was a charter director of the Society of Petroleum Engineers (SPE) in the United Arab Emirates and in Ottawa, Canada, and has served as the Honorary Consul of Iceland in Alberta.

Nathan K. Trynin (75)

      Mr. Trynin is a graduate of Harvard College and the Harvard Law School. He is a former Assistant United States Attorney for the Eastern District of New York, an officer in the Judge Advocate General's Department, United States Air Force, and has been in private practice in New York. In 1962 he joined Amerada Hess Corporation where he rose to the position of Senior Vice President, International Exploration and Production after holding positions as Executive Assistant to the Chairman of the Board and Vice President and General Counsel. Since his retirement from Amerada Hess in 1986, Mr. Trynin has served on several Boards of Directors of for-profit and non-profit organizations including Merit Oil Company, Benson Petroleum, Ltd., and the Meadville Corporation. He is presently a permanent member of the Board of Overseers of Judson Realty, Inc., and a member of the Board of Trustees of the Shelter Island Association.


William Pipkin (52)

      Mr. Pipkin has a broad technology background with expertise in commercializing technology. Mr. Pipkin is a 1992 graduate of The Wharton School, University of Pennsylvania, earning a Masters in Business Administration in Finance and Entrepreneurship, Awarded Director's List. He received a Bachelors of Science, Analytical Chemistry, American Chemical Society certified, from Brigham Young University in 1978. In 1978 he did course work in alternating and direct current theory, design and construction of power supplies and semiconductor theory and application. Mr. Pipkin worked for Hewlett-Packard for 21 years commercializing new technology before joining the "start-up" world. His experience is international in scope, having worked in the United States and Asia as well as having consulted in the United States, Japan, China, Europe and for the United Nations. Mr. Pipkin has been involved in all operations aspects including sales, applications, support, research and development, manufacturing and marketing. Mr. Pipkin was one of the founders of 16/6, Inc. which was acquired by the Company in 1991. He previously served as the Chief Investment Officer and a member of the Board of Directors of Ostara Corporation resigning in April 2005.

Lord Gilbert [John] (79)

      Lord Gilbert was appointed as a director in November 2003. Lord Gilbert served as U.K. Minister of State for Defense Procurement from 1997-99, and is a member of the House of Lords and the Privy Council. He first entered Parliament in 1970 and served as Financial Secretary to the Treasury (1974-75), Minister for Transport (1975-76), and Minister of State for Defense (1976-79). During the Conservative government, he was Senior Opposition member of the Select Committees on Defense and Trade and Industry and the Committee on Intelligence & Security. A Chartered Accountant, Lord Gilbert was educated at St. John's College, Oxford, and New York University where he earned a Ph.D. in International Economics. His early career included work with Price Waterhouse and Canadian Business Services, Toronto, and as Assistant Vice President, Business Development at the Bank of America International in New York. He is a Fellow of the Royal Geographic Society and a member of the Trilateral Commission, and he has served several companies on both sides of the Atlantic as an advisor and board member.

Charles T. Maxwell (74)

      Mr. Maxwell was educated at Princeton as an undergraduate and Oxford as a graduate. Mr. Maxwell entered the oil industry in 1957 and worked for Mobile Oil Company for 11 years in the United States, Europe, the Middle-east and Africa. His background has been in four traditional sectors of the industry - producing, refining, transportation, and marketing. In 1968, Mr. Maxwell joined a well-known Wall Street Firm as an oil analyst. In polls taken by Institutional Investor magazine, Mr. Maxwell has been ranked by the US financial institutions as the No. 1 oil analyst for the years 1972, 1974, 1977 and 1981-1986. In addition, for the last 22 years he has been an active member of an Oxford based organization comprised of OPEC and other industry executives from 30 countries who meet twice a year to discuss trends within the energy industry. Mr. Maxwell is currently affiliated with Weeden & Co., LLP, Greenwich, Connecticut.

                     INCREASE IN AUTHORIZED NUMBER OF SHARES
                     ---------------------------------------

      The Board of Directors has recommended the increase in the authorized number of shares of Common Stock from 50,000,000 shares to 100,000,000 shares.

REQUIRED VOTE
-------------

      The shares represented by the enclosed proxy will be voted at the meeting as directed. If no choice is specified in the proxy, the shares represented by the enclosed proxy will be voted "FOR" the increase in all authorized shares of common stock.

      The Board of Directors recommends that the Stockholders vote "FOR" the increase in the authorized number of shares.

DISCUSSION
----------

      The Company's Articles of Incorporation currently authorize 50,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock. As of the Record Date, there were 40,988,498 shares issued and outstanding. There are also outstanding options and warrants for 11,392,305 and 185,000 shares of Series B Preferred stock convertible into 1,480,000 shares of Common Stock at a price of $1.25 per share.

      The success of the Company's private placement in September, 2005 (See Footnote 11, Common Stock, to the Company's Financial Statements for Fiscal Year
2005), in which 6,500,000 shares of Common Stock were sold demonstrates the viability of the Company raising needed capital through the equity market.

      Historically, the Company has also demonstrated the benefit of acquiring assets, such as Clean Age Minerals, Inc., through the issuance of equity.

      Management believes that it is essential for the Company to be able to continue to raise necessary operating capital for the development of its oil and gas assets, placing its industrial minerals into production and acquiring new assets through the sale or exchange of the Company's stock. The increase in the authorized number of shares of Common Stock from 50,000,000 to 100,000,000 shares will provide the Company with the ability to meet all its obligations under the existing outstanding options and warrants, conversion of the Series B Preferred Stock, permits the Company to raise additional capital in the equity markets and acquire new assets to enhance the value of the Company. Failure of the Stockholders to approve the increase in the authorized shares of Common Stock may have a detrimental effect on the Company's ability to obtain the necessary capital for the monetization of its industrial minerals, its ability to acquire additional assets, primarily interests in existing producing oil and gas properties, and to obtain necessary working capital. Should the Company not have available sufficient equity with which to raise capital or to acquire assets, it would be forced to do so through incurring debt. Management has diligently sought to reduce all debt of the Company, either by exchanging existing debt for equity and/or satisfaction of its obligations. The approval of the increase in the authorized Common Stock would assist management in this endeavor. The intent and purpose of the Company's proposal is to provide the Company the flexibility to act or react immediately if the opportunity or need arises. The Company has no current plans, proposals or arrangements, written or otherwise, to engage in any business or investment opportunity utilizing the increase in the authorized shares of Common Stock, other than the issuance of shares upon the exercise of existing options and warrants. Rather the Company desires to be in the position to be able take advantage of such business or investment opportunity when and if such an opportunity becomes available.

      Management recommends that the Stockholders vote FOR the resolution to increase the authorized shares of Common Stock from 50,000,000 to 100,000,000.


                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
                    -----------------------------------------

      The Audit Committee of the Board of Directors has selected the accounting firm of Vasquez & Company, LLP, to be the Company's Independent Registered Public Accountant to audit the books and records of the Company and its subsidiaries for the 2006 fiscal year. This firm replaced the Company's previous auditor, Jay Shapiro, who resigned as the Company's Auditor on September 9, 2004 due to the expense of complying with the certification process required under the Sarbanes Oxley Act of 2002 and the Public Company Accounting Oversight Board ("PCAOB"). Mr. Shapiro had audited the books and records of the Company commencing in fiscal 1998 through 2003. Vasquez & Company, LLP, has been then the Company's auditors since that time and has prepared the audits for its 2003, 2004 and 2005 fiscal years. Other than providing audit services, there is no material relationship between Vasquez & Company, LLP, and the Company. Vasquez & Company, LLP, is certified by the PCAOB as required under the Sarbanes Oxley Act of 2002 and is considered well qualified.

      In Fiscal Years 2004 and 2005, the Company paid Vasquez & Company, the following compensation.

=========================================================================================================
                              Financial Information System              All Other Fees (1)        Total
Year         Audit Fee        Design and Implementation Fees
---------------------------------------------------------------------------------------------------------
2004         $51,000                                0                           $0                $51,000
---------------------------------------------------------------------------------------------------------
2005         $45,000                                0                           $24,086           $69,086
=========================================================================================================

      (1)The Company paid Vasquez & Company the following fees in addition to its fee for the Annual Audit of the Company: (i) $21,000 for its review of the Company's quarterly reports on Form 10-QSB; and (ii) $3,086 in expense reimbursement.

      The Audit Committee recommends that the Stockholders ratify the selection of Vasquez & Company to be the Company's Registered Independent Accountant for the Company's fiscal year ending September 30, 2006. The Board of Directors believes that the terms of the retention letter with Vasquez & Company, LLP, is consistent with maintaining Vasquez & Company, LLP's independence. The Board of Directors further believes the retention of Vasquez & Company, LLP, is in full compliance with the provisions of the Sarbanes Oxley Act of 2002 relating to auditor independence.

REQUIRED VOTE
-------------

      The Board of Directors recommends a vote "FOR" the proposal to ratify the selection of Vasquez & Company, LLP, as the Company's Independent Accountant.

      The shares represented by the enclosed proxy will be voted at the meeting as directed. If no choice is specified in the proxy, the shares represented by the enclosed proxy will be voted "FOR" the retention of Vasquez & Company, LLP. A majority of the shares voting at the meeting is required for the retention of Vasquez & Company, LLP.

      A representative of Vasquez & Company, LLP, the Company's Registered Independent Accountant for Fiscal Years 2003, 2004 and 2005, is not expected to be present at the Annual Meeting.


                         RATIFICATION OF STOCK AWARD TO
                   SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS
                   -------------------------------------------

      On April 29, 2005, the Board of Directors appointed Lord Gilbert, Mr. H. Paul Pryor and Mr. Alfonso Knoll as a Special Committee of the Board of Directors ("Special Committee") to identify and recruit additional persons to act as officers and independent directors of the Company. As consideration for their services, the Board voted to grant each member of the Special Committee 300,000 shares of Common Stock ("Award"). Since the Company's announced policy has been not to compensate its directors, other than for reimbursement of costs associated with a director's performance of his duties, the Company believes that the award of these Shares requires Stockholders approval. The Company is seeking Stockholder approval of these Awards. Mr. Pryor resigned as a Director on May 17, 2005. The Special Committee consisting of Mr. Knoll and Lord Gilbert continued in existence though August 2005 when Mr. Benediktson and Mr. Trynin agreed to join the Company. The Board believes that the members of the Special Committee are entitled to the Award for their additional services and efforts on behalf of the Company and the Stockholders.

REQUIRED VOTE
-------------

      The shares represented by the enclosed proxy will be voted at the meeting as directed. If no choice is specified in the proxy, the shares represented by the enclosed proxy will be voted "FOR" the ratification of the Award. A majority of the shares voting at the meeting is required for the ratification of the Award.

      The Board of Directors recommends a vote "FOR" the proposal to ratify the Award.


                                 CODE OF ETHICS
                                 --------------

      On December 9, 2005, the Board of Directors passed a Code of Ethics for the Company. A copy of the Company's Code of Ethics was filed as Exhibit 14.1 to the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on January 13 2006. A copy of the Code of Ethics is attached hereto as Schedule 2.

      The Company will, at no charge to its Stockholders, provide additional copies of the Code of Ethics to any one whom so requests. Any request should be sent to the Company's Secretary at the following address:

                         Daleco Resources Corporation
                         Attention: Corporate Secretary
                         120 North Church Street
                         West Chester, PA 19380


                            SARBANES OXLEY COMPLIANCE
                            -------------------------

      The Sarbanes Oxley Act of 2002 ("SOX") was enacted in large measure in response to the Enron scandal and to insure corporate compliance with basic rules of ethical conduct and fair and proper reporting of corporate financial matters.

      While the enactment made and changes promulgated by the Securities and Exchange Commission ("SEC") in furtherance of the SOX achieve the goals and intent of the SOX, unfortunately the one-size-fits-all philosophy of the SOX often does not properly deal with all corporations subject to the SOX.

      We believe that the Company is one of those corporations. As noted in the Company's annual report, as filed with the SEC, as of January 13, 2006, the Company only had eight employees, six of whom are employed by Daleco Resources Corporation. One employee, Mr. Martin, is employed by Clean Age Minerals, Inc. and is located in Albuquerque, New Mexico, and one employee, Mr. John Ryan, is employed by Sustainable Forest Industries, Inc. with its office on Long Island, New York. Of the six employed by Daleco Resources Corporation, four are located at its corporate headquarters in West Chester, Pennsylvania, two located in Los Angeles, California.

      Two employees at the Company's principal office in West Chester, Pennsylvania, Mr. Novinskie, President and Chief Financial Officer, and Mr. Payne, the controller, keep all financial records for the Company and its subsidiaries. All financial matters, accounting principals and compliance issues are reviewed with the Company's Board of Directors and discussed by either the Board of Directors or Audit Committee with the Company's independent accountants and outside counsel.

      Additionally, the Company's Audit Committee is composed of directors with substantial business experience (See "Business Experience" above.). Lord Gilbert's qualifications enable him to qualify as an "audit committee financial expert." Messrs. Roche's and Trynin's business experience also gives them substantial insight and familiarity with financial matters. Any non-audit uses of the Company's independent accountant would require pre-approval by the Audit Committee and would have to be in compliance with the standards for an accountant's independence established by SOX and the PCAOB.

      The Company is open to Stockholder's recommendations/nominations to the Board of Directors. Currently, four separate groups within the Company may select directors. Under the Merger Agreement with Clean Age Minerals, the former Clean Age stockholders have the right to nominate two directors. The Clean Age stockholders have not nominated anyone to stand for election at this Annual Meeting. Terra Silex is entitled to nominate one person to serve as a director of the Company. Terra Silex has not nominated anyone to stand for election at this Annual Meeting. The third group is the Company's Stockholders with the fourth group being the existing directors.

      By reason of the existing methods of selecting nominees for the Board of Directors, the Company believes it is in full compliance with the SOX.

      Stockholders are free to, and do, communicate directly with both the officers and directors of the Company. No constraint is placed on any Stockholder's communication. However, often the Stockholders will be requested to speak with the President and/or Chief Executive Officer of the Company for specific information. All requests for information are usually discussed with counsel prior to release or the requesting party is referred to the Company's published and/or filed reports.

      Since the Company does not yet have a website, parties cannot be referred to a website for information. However, any information that would otherwise be posted on a company website is available directly from the Company.

                             EXECUTIVE COMPENSATION
                             ----------------------

      For the period ending September 30, 2005, the Company had eight full-time employees. The following table sets forth the compensation paid its three highest paid officers and highest paid employee for the past four years.

SUMMARY COMPENSATION TABLE
===========================

                                                                                     Long Term Compensations
----------------------------------------------------------------------------------------------------------------------------------

                                                                                       Awards             Payouts
----------------------------------------------------------------------------------------------------------------------------------
     (a)                    (b)         (c)           (d)           (e)          (f)          (g)           (h)          (i)
----------------------------------------------------------------------------------------------------------------------------------
       Name and            Year        Salary        Bonus          Other      Restricted   Securities                   All
   Principal Position                   ($)           ($)           Annual       Stock      Underlying    LTIP          other
                                                                 Compensation   Award(s)   Options/SARs  Payouts     Compensation
                                                                      ($)         ($)           (#)        ($)            ($)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Dov Amir                 2002       100,000(1)    0            0                          1,000,000
Chairman  of the
Board of Directors
----------------------------------------------------------------------------------------------------------------------------------
Dov Amir                 2003       100,000(1)    0            0              0           0
Chairman  of the
Board of Directors
----------------------------------------------------------------------------------------------------------------------------------
Dov Amir                 2004       100,000(1)    0            0              0           0
Chairman  of the
Board of Directors
----------------------------------------------------------------------------------------------------------------------------------
Dov Amir                 2005       100,000(1)    0            0              0           0
Chairman  of the
Board of Directors
----------------------------------------------------------------------------------------------------------------------------------
Gary J. Novinskie        2002       100,000(1)    25,000                      25,000      500,000
President, COO,
CFO
----------------------------------------------------------------------------------------------------------------------------------
Gary J. Novinskie        2003       100,000(1)    0            0              0           0
President, COO,
CFO
----------------------------------------------------------------------------------------------------------------------------------
Gary J. Novinskie        2004       100,000(1)    0            0              0           0
President, COO,
CFO
----------------------------------------------------------------------------------------------------------------------------------
Gary J. Novinskie        2005       100,000(1)    0            0              0           0
President, COO,
CFO
----------------------------------------------------------------------------------------------------------------------------------

------------------------
(1) During fiscal years 2002, 2003, 2004 and 2005, Messrs. Martin, Amir and Novinskie received only a portion of their salaries with the remainder accrued as indicated in the Company's audited financial statements for the periods ending September 30, 2002, September 30, 2003, September 30, 2004, and September 30, 2005. (See Footnote 8 to the Company's audited financial statements.)

                                                                                     Long Term Compensations
----------------------------------------------------------------------------------------------------------------------------------

                                                                                       Awards             Payouts
----------------------------------------------------------------------------------------------------------------------------------
     (a)                    (b)         (c)           (d)           (e)          (f)          (g)           (h)          (i)
----------------------------------------------------------------------------------------------------------------------------------
       Name and            Year        Salary        Bonus          Other      Restricted   Securities                   All
   Principal Position                   ($)           ($)           Annual       Stock      Underlying    LTIP          other
                                                                 Compensation   Award(s)   Options/SARs  Payouts     Compensation
                                                                      ($)         ($)           (#)        ($)            ($)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Robert E. Martin,        2002        50,000       0            0              50,000      100,000
President of Clean
Age Minerals, Inc. (2)
----------------------------------------------------------------------------------------------------------------------------------
Robert E. Martin,        2003       100,000(1)    0            0              0           0
President of Clean
Age Minerals, Inc. (2)
----------------------------------------------------------------------------------------------------------------------------------
Robert E. Martin,        2004       100,000(1)    0            0              0           0
President of Clean
Age Minerals, Inc.. (3)
----------------------------------------------------------------------------------------------------------------------------------
Robert E. Martin,        2005       58,334(1)     0            0              0           0
President of Clean
Age Minerals, Inc. (2)
----------------------------------------------------------------------------------------------------------------------------------
Edward Payne             2002       52, 000       0            0              0           0
Controller
----------------------------------------------------------------------------------------------------------------------------------
Edward Payne             2003       52, 000       0            0              0           0
Controller
----------------------------------------------------------------------------------------------------------------------------------
Edward Payne             2004       52, 000       0            0              0           0
Controller
----------------------------------------------------------------------------------------------------------------------------------
Edward Payne             2005       52, 000       0            0              0           0
Controller
----------------------------------------------------------------------------------------------------------------------------------

------------------------
(1) During fiscal years 2002, 2003, 2004 and 2005, Messrs. Martin, Amir and Novinskie received only a portion of their salaries with the remainder accrued as indicated in the Company's audited financial statements for the periods ending September 30, 2002, September 30, 2003, September 30, 2004,and September 30, 2005. (See Footnote 8 to the Company's audited financial statements.)

(2) Mr. Martin is the President of Daleco's wholly owned subsidiaries, Clean Age Minerals, Inc. and C.A. Properties, Inc. Mr. Martin is not an officer of Daleco. Mr. Martin resigned as a director of the Company in April 2005.

      The following table contains information regarding options granted during the year ended September 30, 2005, to Daleco's named executive officers.

                    TABLE OF TOTAL OPTION/WARRANTS/SAR/GRANTS
                  HELD BY MANAGEMENT AT FISCAL YEAR END 2005(1)
                  ---------------------------------------------

============================================================================================================================
Name                  No. of Securities Underlying  % Total   Options/Warrants    Exercise or Base Price   Expiration Date
                      Options/Warrants Granted (#)  Held by Management (%)        ($ per Share)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Dov Amir                             545,455(2)                       4.86%            $0.526 to $.55          Nov. 2005 and
                                                                                                                 Oct 2007
----------------------------------------------------------------------------------------------------------------------------
Gary Novinskie                       500,000(3)                       4.46%                    $0.526            Oct 2007
----------------------------------------------------------------------------------------------------------------------------
Robert E. Martin                   1,000,000(4)                       8.91%                    $1.08             Oct 2007
============================================================================================================================

-------------------------

(1)   Daleco has not issued any Stock Appreciation Rights.

(2) Pursuant to the terms of his Key Man Agreement, Mr. Amir received an option to purchase 500,000 shares at a price of $0.526 per share expiring three years after the option became fully vested. The option expires on October 1, 2007. Mr. Amir received 45,455 warrants with an exercise price of $.55 per share in consideration for a loan of $25,000 to the Company in July 1998. Mr. Amir exercised these warrants in October 2005.

(3) Pursuant to the terms of his Key Man Agreement, Mr. Novinskie received an option to purchase 500,000 shares at $0.526 per share expiring three years after the option became fully vested. The option expires on October 1, 2007.

(4) Mr. Martin's option consists of an option for 1,000,000 shares at $1.08 awarded under his Key Man Agreement with Daleco. His option expires three years after it becomes fully vested. The option expires on October 1, 2007.


      The following table contains information regarding options exercised in the year ended September 30, 2005, and the number of shares of common stock underlying options held as of September 30, 2005, by Daleco's named executive officers.


                    AGGREGATED OPTIONS/WARRANTS/SAR EXERCISES
                             IN LAST FISCAL YEAR AND
                 FISCAL YEAR END OPTIONS/WARRANTS/SAR VALUES(1)

===========================================================================================================================
                                                                                                     Value of Unexercised
                                                           Number of Securities Underlying                In-the-Money
                      Shares Acquired       Value        Unexercised Options/Warrants/SARs at         Options/Warrants/SARs
                      on Exercise (2)     Realized               FY-End                                   at FY-End (4)
---------------------------------------------------------------------------------------------------------------------------
                                                                         (#)                                ($)
---------------------------------------------------------------------------------------------------------------------------
Name                       (#)              ($)            Exercisable          Unexercisable    Exercisable  Unexercisable
---------------------------------------------------------------------------------------------------------------------------

Dov Amir               1,000,000            --                 545,455(3)                --          $0                --
---------------------------------------------------------------------------------------------------------------------------
Gary Novinskie         1,000,000            --                 500,000                   --          $0                --
---------------------------------------------------------------------------------------------------------------------------
Robert Martin                 --            --               1,000,000                   --          $0                --
===========================================================================================================================

(1)   Daleco has granted no stock appreciation rights.

(2) In May 2005, Mr. Amir, and in September 2005, Mr. Novinskie, exercised options for 1,000,000 shares at $.25 per share. These options were awarded on September 17, 2000, and were due to expire on September 17, 2005.

(3) In October 2005, Mr. Amir exercised warrants for 45,455 shares received in July 1998 as consideration for a loan of $25,000 to the Company.

(4) The values of the unexercised in-the-money options were calculated by determining the difference between the fair market value of the common stock ($.497 per share) underlying the options and the exercise price of the options as of September 30, 2005 or $0.00. There were no options in the money.

                            ISSUER'S STOCK PURCHASES
                       IN FOURTH QUARTER OF FISCAL 2005(1)
                       -----------------------------------


===============================================================================
                           Purchase            Purchases
             Month       Common Stock      Preferred Stock(1)       Price
-------------------------------------------------------------------------------
July 2005                     0                    0               -----
-------------------------------------------------------------------------------
August 2005                   0                    8,000(2)        $643,819.32
-------------------------------------------------------------------------------
September 2005                0                    0               -----
===============================================================================

---------------------------------

(1) The Company has not made any purchases of its stock either on the open market or through a repurchase program.

(2) On or about August 10, 2005, the Company settled its lawsuit with the holders of the Company's Class A Preferred Stock (stated value $50 per share). (See footnote 14(a) to the Company's Audited Financial Statements contained in the Company's Annual Report on Form 10-KSB.) This payment satisfied the outstanding principal, interest and fees due to the holders of the Class A Preferred Stock. The Class A Preferred Stock was cancelled on the books of the Company.

                            COMPENSATION OF DIRECTORS
                            -------------------------

      The Board of Directors does not pay fees to Directors, but does reimburse Directors for actual costs of travel and lodging incurred in connection with the Director's attendance at a meeting of the Board. At the Meeting of the Board of Directors on April 29, 2005, the Board of Directors appointed three "outside" directors to a Special Committee to identify and recruit new management and independent directors for the Company. These directors were Messrs. Knoll, Gilbert and Pryor. As consideration for their services, each member of the Special Committee was awarded 300,000 shares of Common Stock. Since the Company's announced policy has been not to compensate its directors, other than for reimbursement of costs associated with a director's performance of his duties, the Company believes that the awarding of these shares requires Stockholders' approval. The Company is seeking Stockholder approval of these awards.


                                  ANTI-TAKEOVER
                                  -------------

      The Board of Directors has not adopted any anti-takeover amendments, but reserves the right to do so. There are presently issued and outstanding 185,000 shares of Series B Preferred Stock, par value $0.01, with a stated value of $10.00 per share and 40,988,498 shares of Common Stock, leaving 19,815,000 shares of preferred stock authorized but unissued, and 9,011,502 shares of Common Stock, par value $.01, available as an anti-takeover device, without giving effect to: (i) the exercise of all outstanding options and warrants held by management totaling 2,800,000 shares and warrants for 900,000 shares Common Stock (See "Principal Holders of Voting Securities" and "Security Ownership of Management"), and (ii) a maximum of 1,480,330 shares of Common Stock into which the remaining 185,000 shares Series B Preferred Shares may be converted. (For a list of all outstanding warrants and options see Footnote 11 to the Company's Audited Financial Statements for the fiscal year ending September 30, 2005. There are a total of 11,392,305 options and warrants, including those held by management, outstanding as of September 30, 2005.) While these are all potential mechanisms which might be considered by the Board of Directors to frustrate a hostile takeover of the Company, the Board of Directors has not considered such actions, and none has been put into effect.

      At the Company's Annual Meeting in 2005, the Stockholders approved the Company's Nonqualified Independent Director Stock Option Plan ("Plan") for award of incentive options to outside directors of the Company. The options granted by this Plan would vest upon certain conditions, one of which would be the merger with or acquisition of the Company with another entity. While the vesting provisions may be deemed by some to be an anti-takeover device, the Plan has not been proposed or viewed by Management in that context. Options for 200,000 shares with an exercise price of $.85 were awarded to Mr. Pryor and 200,000 shares to Lord Gilbert with an exercise price of $.85. Mr. Pryor resigned as a director of the Company on May 17, 2005, and was vested in 150,000 shares at the time of his resignation. Lord Gilbert will be fully vested in his options in March 2007. Messrs. Roche, Pipkin and Kelly were each awarded options for 200,000 shares under the Plan at an exercise price of $.43 per share. As a result of Messrs. Roche's and Kelly's election not to stand for reelection, their options will terminate in their entirety. Mr. Pipkin, if re-elected as a director for an additional year, will become vested in 100,000 of the 200,000 shares after one year of service on the Board.

                                  OTHER MATTERS
                                  -------------

      The Board of Directors knows of no other matter to be brought before the Annual Meeting of Stockholders. Should any other matter be properly raised at the meeting, it is the intention of each of the persons named in the proxy to vote in accordance with his judgment as to each such matter raised.


                           INCORPORATION BY REFERENCE
                           --------------------------

      The Company incorporates herein by reference the audited financial statements of the Company as set forth in the Annual Report distributed to each shareholder with this Proxy Statement.



                            EXPENSES OF SOLICITATION
                            ------------------------

      The expenses associated with the preparation, assembling, printing and mailing of the Notice of Annual Meeting, Proxy Statement and Proxy will be borne by the Company.

Dated: February __, 2006                By Order of the Board of Directors


                                        /s/ Stephan V. Benediktson
                                            ------------------------------------
                                            Stephan V. Benediktson
                                            Chief Executive Officer

                                   SECHEDULE 1

                             AUDIT COMMITTEE CHARTER

                          Daleco Resources Corporation

              AUDIT COMMITTEE CHARTER (EFFECTIVE DECEMBER 9, 2005)


DALECO RESOURCES CORPORATION

I.    PURPOSE

The Audit Committee will assist the Board of Directors of the Company in fulfilling its responsibilities with respect to matters involving the accounting, financial reporting and internal control functions of the Company and its subsidiaries. This will include assisting the Board in overseeing (a) the integrity of the Company's financial statements; (b) the Company's compliance with legal and regulatory requirements; (c) the independent auditor's qualifications and independence; and (d) the performance of the Company's independent auditor. The Audit Committee also will assist the Board of Directors in the preparation of any report that Securities and Exchange Commission ("SEC") rules require to be included in the Company's annual proxy statement.

The Committee's responsibilities under this Charter do not relieve the Company's management of its responsibilities for (a) preparing the Company's financial statements so that they comply with generally accepted accounting principles
("GAAP") and fairly present the Company's financial condition, results of operations and cash flows; (b) issuing financial reports that comply with the requirements of the SEC; and (c) establishing and maintaining adequate internal control structures and procedures for financial reporting.


II.   COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall meet the independence and experience requirements of applicable Nasdaq Marketplace Rules, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the SEC. Each member of the Audit Committee shall, in the judgment of the Board, be financially literate or must become financially literate within a reasonable period of time after appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as determined by the Board, and, unless otherwise determined by the Board of Directors, at least one member shall be "an audit committee financial expert" as defined by the SEC. Audit committee members shall not simultaneously serve on the audit committees of other public companies. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Committee shall be appointed by the Board annually and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Board will have the power at any time to change the size and membership of the Committee, to remove Committee members and to fill vacancies on the Committee, provided that any new member satisfy the requirements of this Charter and any other applicable requirements.


III.  MEETINGS

The Committee shall meet at least quarterly, or more frequently as circumstances dictate. The Committee will meet following the end of each fiscal quarter prior to the filing of the Company's quarterly or annual report with the SEC to review the financial results of the Company for the preceding fiscal quarter or the preceding fiscal year, as the case may be. During each quarterly meeting, or at such other times as the Committee may determine, the Committee shall meet separately with management and the independent auditor to discuss any matters that the Committee or any of these groups believe should be discussed privately and to review the Company's periodic reports consistent with Section IV below. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee with or without the presence of management or to meet with any members of, or consultants to, the Committee.

The Committee will record and maintain minutes of its meetings. The Chairman of the Committee or a Committee member designated by the Chairman will make a report to the Board of the Committee's meetings, actions taken at meetings or by consent, and recommendations made since the most recent Board meeting, unless the Committee has previously circulated an interim report addressing the matter or matters.

Committee meetings may be held in person or by telephone.


IV.   RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

A.    DOCUMENTS/REPORTS REVIEW

1. Review, reassess the adequacy of and update this Charter periodically, at least annually, as conditions dictate and recommend any proposed changes to the Board for approval.

2. Review and discuss with management and the independent auditor the Company's annual audited financial statements and related disclosures, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and recommend to the Board that the audited financial statements be included in the Company's annual report on Form 10-KSB.

3. Review and discuss with management and the independent auditor the Company's quarterly financial statements and related disclosures prior to the filing of its Form 10-QSB, including the results of the independent auditor's review of the quarterly financial statements.

4. In connection  with each  quarterly and annual report of the Company,  review
(a) management's disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley"); and (b) the contents of the Chief Executive Officer and Chief Financial Officer certifications to be furnished or filed with the SEC under Sections 302 and 906 of Sarbanes-Oxley.

5. Review and discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. The Chair of the Committee may represent the entire Committee for purposes of this review.

6. Assist the Board in the preparation of all financial reports required to be included in the Company's annual proxy materials.

7. Review and discuss quarterly reports with the independent auditors and management on:

      a) All critical accounting policies and practices to be used.

      b) All alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

      c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

8. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

B.    INDEPENDENT AUDITOR

9. Be directly responsible for the appointment (subject to shareholder ratification, if applicable), retention, termination, compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

10. Approve all audit and permissible non-audit services to be provided by the independent auditor, establish a policy for the Committee's pre-approval of audit and non-audit services to be provided by the independent auditor and annually review and pre-approve the audit and non-audit services that are to be covered by the pre-approval policy.

11. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, taking into account the opinions of management. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

12. Discuss, as needed, with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

13. Review and reassess, at least annually, the qualifications, performance and independence of the independent auditor, including a review and evaluation of the lead partner of the independent auditor team.

14. Prior to engaging the independent auditor to perform an audit of the Company's financial statements, (a) obtain from the independent auditor a formal written statement delineating all relationships between the accountants and the Company, consistent with Independence Standards Board Standard No. 1 or such other standard as may be promulgated by the Public Company Accounting Oversight Board; (b) actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the auditor's objectivity and independence; and (c) recommend that the Board take appropriate action in response to the independent auditor's report to satisfy the Board of independence.

15. Oversee the rotation of the audit partners as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

16. Establish hiring policies for employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

17. Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

18. Confirm with the independent auditor that it is aware of no violations of Rule 13b2-2 under the Exchange Act relating to improper influence on the conduct of audits, or any illegal act that would require the independent auditor to inform management of the Company and the Audit Committee as required by Section 10A(b) of unusual transactions.

19. Meet with the independent auditor prior to the audit to discuss the proposed scope, planning and staffing of the audit. Review the fees and other significant compensation to be paid to the independent auditor.

C.    FINANCIAL REPORTING PROCESS AND DISCLOSURE MATTERS

20. In consultation with management and the independent auditor, review the integrity of the Company's financial reporting processes, both internal and external.

21. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

22. Review, on a quarterly basis, the significant accounting principles, policies and practices followed by the Company in accounting for and reporting its financial results of operations in accordance with GAAP.

D.    PROCESS IMPROVEMENT

23. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent auditor regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

24. Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

E.    OTHER

25. Review and advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations relevant to the scope of the Audit Committee's responsibilities.

26. Review with the Company's internal and outside counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

27. Discuss with management and the independent auditor the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

28. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

29. Respond as it determines to be appropriate (after consulting with legal counsel selected by the Committee) to any report of evidence of a material violation of the securities laws that the Committee receives from the Company's chief legal officer, if any, or from any attorney appearing and practicing before the SEC in the representation of the Company.

30. Conduct a review and evaluation, at least annually, of the performance of the Audit Committee and its members, including a review of the compliance of the Committee with this Charter.

31. Undertake such additional actions within the scope of its primary functions as the Board or Audit Committee shall determine.


V.    ADDITIONAL RESOURCES

The Committee will have the right to use reasonable amounts of time of the Company's accounting personnel and the independent auditor, other internal staff and legal counsel and also will have the right to hire independent accounting experts, lawyers and other consultants and advisors to assist and advise the Committee in connection with its responsibilities. The Company will provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor and any experts, lawyers, consultants or advisors employed by the Audit Committee.

                                   SCHEDULE 2

                                 CODE OF ETHICS

Daleco Resources Corporation Code of Business Conduct and Ethics
----------------------------------------------------------------

Adopted  December 9, 2005


INTRODUCTION

This Code of Business Conduct and Ethics (the "Code") of Daleco Resources Corporation (the "Company") provides guidance on how to maintain the Company's commitment to being honest and ethical in all of its business dealings. The Code has been adopted by the Company's Board of Directors and may be amended by the Board of Directors from time to time as required or if required by law. This Code does not cover every issue that may arise, but it covers a wide range of business practices and procedures and sets out basic principles to guide all employees (as defined below) of the Company. Some sections and topics may be more relevant to certain functions or departments than to others. However, since one person's misconduct can damage the Company's reputation and compromise the public's trust, every employee should become familiar with and adhere to the entire Code. For the purposes of this Code, and unless the context otherwise requires, "employees" includes the employees, officers, directors, agents and representatives (including consultants, advisors and independent contractors) of the Company and its subsidiaries and other affiliates.

If a law conflicts with a policy in this Code, an employee must comply with the law; however, if a local custom or policy conflicts with this Code, the employee must comply with the Code. If an employee has any questions about these conflicts, he/she should consult with the Company's counsel on how to handle the situation.

Every year, the Company requires each employee to read and understand the Code and agree to abide by it. It is also each employee's responsibility to report any activity that he/she believe is contrary to the Code.

All of the Company's employees must conduct themselves in accordance with the Code and seek to avoid even the appearance of improper behavior. Even well-intentioned actions that violate the law or the Company's standards of conduct may result in appropriate disciplinary action, including termination. If an employee is in a situation which he/she believes may violate or lead to a violation of this Code, the employee must follow the guidelines described below under the heading "Reporting of Illegal or Unethical Behavior. "

COMPLIANCE WITH LAWS, RULES AND REGULATIONS

GENERAL

Obeying the law, both in letter and in spirit, is the foundation on which the Company's ethical standards are built. All employees must respect and obey all local, state and federal laws and the laws of any countries in which the Company does business. Employees are expected to know and adhere to the laws applicable to the scope of their employment or service and thus should seek advice from supervisors, managers or other appropriate personnel if they have questions about such laws. The Chief Financial Officer or other compliance officer designated by the Board of Directors (the "Compliance Officer") should be consulted for further guidance when dealing with governments of countries or territories outside of the U.S.

INSIDER TRADING LAWS

Employees may not use inside information about the Company or other companies and must be equally careful not to make such information available to others who might profit from it. Company policy, stock exchange regulations and federal and state laws establish strict guidelines for the use of material non-public information by employees. Material information includes any information that an investor might consider important in deciding whether to buy, sell or hold securities. Examples of some types of material information include, by way of example and not limitation, financial results; financial forecasts; possible mergers, acquisitions, divestitures or joint ventures; matters discussed at meetings of the Board of Directors and information concerning significant discoveries, major litigation developments and major changes in business direction.

Information is considered to be non-public unless it has been adequately disclosed to the public. Examples of effective disclosure include public filings with the Securities and Exchange Commission, issuance of Company press releases and, in certain circumstances, Company meetings with members of the press and the public. Not only must the information be publicly disclosed, but there also must be adequate time for the market as a whole to become aware of the information.

The  trading  of stock or other  securities  of the  Company in the market by an employee, based upon material, non-public information, or by others who have acquired material, non-public information from the employee, is against the law and Company policy. Trading in the stock of other companies (such as suppliers or customers) based upon material, non-public information is also prohibited. In addition to raising ethical considerations, such actions may result in liability, including civil or criminal penalties, and could prove embarrassing and harmful to the individual and the Company.

All employees must exercise caution not to disclose inside information to outsiders, either intentionally or inadvertently, under any circumstances, whether at meetings held as part of the business day or at informal after-hours discussions. Only authorized officials of the Company are permitted to respond to inquiries for Company information from the media, the financial community, investors and others, and employees must promptly refer all such inquiries to the specified officials or to their supervisors.

If there is a question as to whether certain information is material or has been adequately disclosed to the public and the market, the employee must contact the Compliance Officer. Employees must also abstain from trading stock or other securities of the Company (or any other company with which the Company is in negotiations or transacting business) and disclosing such information to people outside the Company until it is clear that information is not material or has been appropriately disclosed. No trading in the securities of the Company should take place sooner than 48 hours after public disclosure of such information.

BRIBERY, KICKBACKS AND OTHER IMPROPER PAYMENTS

Both the Company and federal law prohibit bribery of public officials in the conduct of the Company's business in the U. S. and abroad. All employees are required to comply strictly with the U.S. Foreign Corrupt Practices Act (the "FCPA"). The FCPA prohibits the bribery of foreign government officials (including officials of designated public international organizations) , political party candidates or officials or political parties. Bribery can take many forms, including the payment of money or anything else of value (such as "in-kind" items or services). The FCPA also requires that the Company's books, records and accounts be kept in reasonable detail to reflect accurately and fairly all transactions.

Bribes, kickbacks or otherwise giving of anything else of value, in an attempt to influence the action or inaction of a public official, will not be tolerated and is strictly prohibited. This prohibition extends to payments to consultants, agents or any other intermediary when the payor knows or has reason to believe that some part of the payment or "fee" will be used to bribe or otherwise influence a public official. If an employee is confronted with a demand for a bribe from anyone, such demand must be reported immediately to his/her supervisor and to the Compliance Officer.

FAIR DEALING

Antitrust laws, also known as "competition laws" outside of the U.S., are designed to ensure a fair and competitive free market system. While the Company will compete vigorously in the marketplace, the Company will also comply with the applicable antitrust and competition laws wherever we do business. This means that the Company will compete on the merits of its services and products, the prices charged and the customer loyalty.

Some of the most serious antitrust offenses occur between competitors, such as agreements to fix prices or to divide customers, territories or markets. It is therefore important to avoid discussions with competitors regarding pricing, contractual terms and conditions, costs, marketing or production plans, customers and any other proprietary or confidential information without seeking prior guidance and approval from the Company's counsel. Antitrust concerns may also apply in other circumstances, like benchmarking efforts, trade association meetings or strategic alliances involving competitors.

Unlawful agreements need not be written or even consist of express commitments. Agreements can be inferred based upon "loose talk," informal discussions or the mere exchange of certain information. If an employee believes that a conversation with a competitor enters an inappropriate area, the employee must end the conversation at once and contact the Chief Executive Officer, the Chief financial Officer or the Company's Counsel.

In addition, the Company will comply with the applicable unfair trade practices laws wherever it does business. Each employee should endeavor to deal fairly with the Company's customers, suppliers, competitors and employees. None should take unfair advantage of anyone through manipulation, deception, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair-dealing practice.

Anti-boycott laws prohibit participation in, or cooperation with, international boycotts which U.S. law does not sanction. For example, it is a violation of U.S. law to refrain from doing business with such countries or blacklisted persons, or to furnish information about business relationships of a U.S. person with such countries or persons. The mere receipt of a request to engage in any such boycotting activity becomes a reportable event by law. Such requests should be brought to the attention of the Compliance Officer or the Company's outside counsel.

The business world is highly competitive, and success in it demands an understanding of competitors' strategies. While collecting data on the Company's competitors, employees may utilize all legitimate resources, but actions which are illegal, unethical or which could cause embarrassment to the Company must be avoided. Employees of competitors or suppliers should not be used as a source of non-public information. The Compliance Officer should be consulted for further guidance in this area.

ENVIRONMENTAL LAWS

It is the Company's policy to conduct all operations in such a manner as to protect and preserve the environment. To that end, the Company's policy is that all operations shall be conducted in full compliance with all applicable state, federal and foreign environmental laws and regulations. These laws and regulations affect work practices at all Company-owned or leased sites and the impact of the Company's operations on the air, land and water in the communities in which the Company operates. Employees must be scrupulous in their observance of applicable laws and regulations to avoid risks to the environment. The advice of specialists in these areas should be utilized as needed.

CONFLICTS OF INTEREST

GENERAL

A "conflict of interest" exists any time an employee faces a choice between what is in an employee's personal interest (financial or otherwise) and the interest of the Company. Such situations are not always easy to avoid. When a conflict of interest arises, it is important that employees act with great care to avoid even the appearance that their actions are not in the best interest of the Company. If an employee finds himself/herself in a position where his/her objectivity may be questioned because of individual interest or family or personal relationships, the employee should notify the Compliance Officer immediately.

It is not possible to list every activity that might present a conflict of interest. However, the following examples are illustrative of situations to avoid:

1. Undisclosed participation by an employee or a family member in a business transaction involving the Company and another entity or an individual with whom the employee (or his family) has a financial relationship;

2. The use for personal gain by employees (or their family members) of any confidential or proprietary information obtained as a result of their relationship with the Company (by way of example but not limitation, patents, trademarks or unpublished "inside" business information);

3. The direct or indirect financial interest in any business or organization with a Company supplier or competitor where the employee has the ability to influence the decision with respect to the Company's business;

4. An employee having an outside business or other interest which precludes his ability to perform his duties;

5. An employee's or family member's receipt of improper personal benefits as a result of the employee's position in the Company (loans to, or guarantees of obligations of, such persons are of particular concern);

6. Without obtaining the prior approval of the Company, employees working simultaneously for a competitor, customer or supplier, or providing services to a competitor in a consulting capacity or as a board member (employees should avoid any direct or indirect business connection with the Company's customers, suppliers or competitors, except on behalf of the Company); or

7. Conducting personal business on Company time or using Company facilities, equipment and information therefor.

The foregoing is a non-exclusive set of examples. The key to successful resolution of any conflict of interest situation is prior disclosure. Any employee of the Company having any doubts as to whether a particular set of circumstances constitutes an impermissible conflict of interest should seek appropriate prior advice and clearance from the Compliance Officer.

The Company may periodically ask employees to submit a formal declaration with respect to possible conflicts of interest. Providing timely, candid responses in such declarations is a condition of continuing employment or service. All such declarations and other information reported by employees relating to conflicts of interests will be maintained by the Company on a confidential basis, unless otherwise required to be disclosed by law or court order.

ENTERTAINMENT, FAVORS AND GIFTS

Business gifts and entertainment are customary courtesies designed to build goodwill among business partners. These courtesies include such things as meals and beverages, tickets to sporting or cultural events, discounts not available to the general public, travel, accommodations and other services. A problem may arise when such courtesies compromise or appear to compromise the employees ability to make objective and fair business decisions. The same rules apply to Company employees offering gifts and entertainment to business associates. Offering or receiving any gift, gratuity or entertainment that might be perceived to unfairly influence a business relationship should be avoided. These guidelines apply at all times and do not change during traditional gift-giving seasons.

The value of gifts should be nominal, both with respect to frequency and amount. Gifts that are repetitive (no matter how small) may be perceived to be an attempt to create an obligation to the giver and are therefore inappropriate. Likewise, business entertainment should be moderately scaled and intended only to facilitate business goals. Use good judgment in all gift and entertainment situations.

CORPORATE OPPORTUNITIES

Employees may not personally use opportunities that are discovered through the use of corporate property, information or their position with the Company. No employee may use corporate property, information or position for improper personal gain, and no employee may compete with the Company directly or indirectly. Employees owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

CONFIDENTIALITY

Information generated in or through the Company's business is a valuable Company asset. Protecting the information plays a vital role in the Company's continued growth and ability to compete. Confidential information includes all non-public information that might be of use to competitors, or harmful to the Company or its customers, if disclosed. Examples of such information are business and research plans, objectives and strategies; unpublished financial or pricing information; processes and formulas; computer programs; salary and benefits data; employee medical information; and employee, customer and supplier lists.

Employees who have access to proprietary and confidential information are obligated to:

1. Safeguard it from unauthorized access;

2. Not disclose this information to persons outside the Company;

3. Not use this information for personal benefit or the benefit of persons outside of the Company; and

4. Not share this information with other employees except on a legitimate "need to know" basis.

Written approval from the Compliance Officer is required before this information can be released outside the Company. This includes speeches, technical papers for publications, Company references, endorsements of other products and services and information the Company has received from other companies under an obligation of confidentiality.

Any Company information created in the course of employment with or service to the Company belongs to the Company. Employees leaving the Company must return all proprietary information in their possession. Employees have an obligation to protect proprietary and confidential information continues even after leaving the Company.

FINANCIAL INTEGRITY AND DISCLOSURE

The Company requires honest and accurate recording and reporting of information in order to make responsible business decisions. Business records must always be prepared accurately and reliably and stored properly. The Company's books, records and accounts must reflect all transactions of the Company and all other events that are the subject of a specific regulatory record-keeping requirement.

In addition, full, fair, accurate and timely disclosure in periodic reports is required and essential to the success of the business. Employees, particularly the chief executive officer and senior financial officers of the Company, must exercise the highest standard of care in preparing such reports in accordance with the following guidelines:

1. All Company accounting records, as well as reports produced from those records, must be in accordance with the laws of each applicable jurisdiction;

2.  All  records  must  fairly  and  accurately   reflect  the  transactions  or
occurrences to which they relate;

3. All records must fairly and accurately reflect, in reasonable detail, the Company's assets, liabilities, revenues and expenses

4. The Company's accounting records must not contain any false or intentionally misleading entries;

5. No transactions should be intentionally misclassified as to accounts, departments or accounting periods;

6. All transactions must be supported by accurate documentation in reasonable detail and recorded in the proper account and in the proper accounting period;

7. No information should be concealed from the internal auditors or the independent auditor; and

8. Compliance with the Company's system of internal accounting controls is required.

EMPLOYMENT PRACTICES

Employees constitute the Company's most indispensable asset. The Company recognizes that the inherent value of this asset is reflected in the ability, integrity, knowledge and talent of its employees. To recruit and retain the high-caliber employees that reflect these values, the Company's guiding principle will be to:

1. Aspire to provide an environment where employees will adhere to the Code and conduct themselves with fairness, honesty, integrity and professionalism in the performance of their duties and all of their business relationships, treating each other with respect and professionalism;

2.  Aspire  to  provide  equal  opportunity  for  all  in  recruiting,   hiring,
developing, promoting and compensating without regard to age, color, non-disqualifying disability, gender, national origin, race, marital status, veteran status, religion or any other basis that is protected under applicable law; and

3. Foster a professional, safe and discrimination-free work environment, where mutual respect is the absolute minimum of behavior expected.

It is the Company's policy to hire, evaluate and promote employees on the basis of their ability, achievements, experience and performance.

Ethnic, racial, religious, sexual or any other type of unlawful harassment is unacceptable. Inappropriate or unwelcome sexual behavior, either physical or verbal in nature, that interferes with or obstructs performance in the workplace violates Company policy and may constitute sexual harassment, which is against the law in many areas. In order to provide an environment that is conducive to productivity and personal growth, the Company prohibits illegal workplace harassment of any kind, whether the harasser or the victim is a co-worker, supervisor, agent, customer, guest or supplier. The Company's policy also prohibits retaliation against anyone who has made a harassment complaint.

If an employee believes he/she has experienced, learned of or witnessed harassment, the employee must immediately report the incident by following the procedures provided below under the heading "Reporting of Illegal or Unethical Behavior." The Company will promptly investigate an alleged harassment complaint and remedy the situation when a violation of Company policy can be substantiated.

The laws affecting employment practices are complex and constantly evolving. It is critical that management maintain awareness of current legal developments and the Company's employment policies by seeking appropriate advice of those within the Company who are responsible for keeping abreast of such legal developments or employment policies.

HEALTH AND SAFETY

The Company is committed to protecting the health and safety of its employees, customers, suppliers and visitors. The Company's policy is to maintain a drug-free, secure workplace where all employees are attentive to hazard prevention and the avoidance of accidents and injuries.

Safety protection is a condition of employment for all employees. Employees are accountable for their own safety and the safety of those around them. Employees should report to work in a condition to perform properly their duties, free from the influence of illegal drugs or alcohol. Violence and threatening behavior will not be tolerated. No deviations from Company safety practices or procedures are permitted without the approval of the appropriate Company personnel.

Each employee has responsibility for reporting accidents, injuries and unsafe equipment, practices or conditions. Employee violations of applicable legal requirements or Company policy related to health and safety, or the intentional failure to prevent violations or take reasonable corrective action, are unacceptable and will be subject to appropriate disciplinary action, including termination.

COMMUNICATIONS

The Company is committed to conducting business in an open and honest manner. All communications, whether internal or external, should be accurate, complete and forthright. These communications may include, but are not limited to, general internal reports, media releases, marketing and sales brochures, regular Company reports, government filings and illustrations.

The Company will provide accurate information when promoting its products and services. False or misleading claims concerning the Company's products and services or those of the Company's competitors are unacceptable. These same principles must be adhered to when responding to inquiries from customers, fellow employees, the media, governmental regulatory agencies and shareholders. Responses to such inquiries must be made in accordance with Company policies and procedures.

The publication or circulation, either internally or externally, of any oral or written statement that is false, derogatory, malicious or defamatory of any other person or company, including without being limited to a competitor of the Company, is prohibited.

The Company has issued and will continue to issue, from time to time, other policies and directives with regard to communication, including the use of the Company's electronic communications systems. Employees are expected to be familiar with and observe all such directives.

PROTECTION AND PROPER USE OF COMPANY ASSETS

GENERAL

Each employee is a steward of the Company's assets. As such, employees have the obligation to protect and preserve the Company's assets and resources and assist the Company in its efforts to control costs and to ensure the efficient use of its assets. Theft, carelessness and waste have a direct impact on the Company's profitability.

Company assets include, but are not limited to, such things as electronic mail, computer systems, documents, equipment, facilities, information, the Company logo and name, materials and supplies. Any use of these assets for purposes other than legitimate business purposes in the discharge of Company business is to be avoided. Moreover, the use of the Company's assets and resources for personal financial gain is strictly prohibited.

Any suspected incident of fraud or theft should be immediately reported for investigation. Company equipment should not be used for non-Company business, though incidental personal use may be permitted. If an employee has a question of whether it is permissible to use any Company asset for a specific purpose, the employee must obtain prior approval of such use from his/her supervisor.

ELECTRONIC INFORMATION

The Company's computer resources, including the intranet and electronic mail, should be used to support and advance the Company's business purposes. Any personal use of these technologies should not create additional costs for the Company, interfere with work duties or violate any Company policies.

Electronic messages (including voicemail) , to or from Company equipment or accounts, and computer information are considered Company property, and employees should not have any expectation of privacy related to the use of such electronic information. Unless prohibited by law, the Company reserves the right to access and disclose this information as necessary for business purposes. Employee should use good judgment and not send a message or access or store any information that they would not want to be seen or heard by others.

PERSONAL AND COMPUTER SOFTWARE

Employees have individual and collective responsibilities to understand and adhere to the license agreements which govern the use, and restrict the reproduction, of personal computer software. Generally, when the Company purchases software, it only acquires a license to use the software. The Company does not become the owner of the software package and programs. Many software licenses limit the use of the software to a specific computer unit. Multi-user licenses, such as Local Area Network and Site licenses, also exist, but both further complicate the issue by requiring detailed administrative controls.

Computer software packages and programs purchased by the Company are also subject to, and covered by, copyright laws. Employees must not make additional copies of the purchased software, or its documentation, unless the license agreement specifically grants the Company the right to do so and Company management knows about and approves the making of additional copies. Employees must strictly abide by all license requirements.

CORPORATE CITIZENSHIP

COMMUNITY RELATIONS

The Company has a long-standing commitment to function as a good corporate citizen. The Company recognizes that constructive interaction with society and positive relationships with the communities in which it operates are important to business success and good for the Company, its employees and people everywhere. These goals are achieved by conducting business, whenever possible, so as to contribute to the overall economic vitality of the communities in which the Company operates; by continuing the tradition of volunteerism and support of local community needs and activities; by operating the facilities in accordance with environmental laws and regulations; and by supporting and encouraging public policies that enhance the proper operation of the business and take into account legitimate employee and community interests.

POLITICAL CONTRIBUTIONS

The Company respects and supports the rights of employees to participate in political activities. However, these activities should not be conducted on Company time or involve the use of any Company resources, such as telephones, computers or supplies. Employees will not be reimbursed for personal political contributions.

The Company may sometimes express its views on local and national issues that affect its operations. In such cases, Company funds and resources may be used, but only when permitted by law and Company policy. The Company may also make limited contributions to political parties or candidates in jurisdictions where it is legal and customary to do so. No employee may make or commit to political contributions on behalf of the Company without approval from the Compliance Officer.

REPORTING OF ILLEGAL OR UNETHICAL BEHAVIOR

Any violation of the Code causes harm to the Company, to fellow employees and ultimately to shareholders. Violations may result in physical injuries, the impairment of corporate assets, monetary losses, violations of the law and penalties, and, in certain instances, irreparable injury to the reputation of the Company. If an employee fails to comply with the Code, he/she may be subject to disciplinary measures, up to and including immediate dismissal from the Company. Employees are encouraged to talk to managers or other appropriate personnel about observed illegal or unethical behavior, as well as actual or suspected violations of the Code of which they are aware or concerns about the best course of action in a particular situation. Any employee who is uncomfortable discussing the matter with management may report directly to the Compliance Officer or the Company's outside counsel. Employees are expected to cooperate in internal investigations of misconduct.

No employee shall suffer retaliation in any form for reporting, in good faith, suspected violations of this Code, or submitting a complaint to the Audit Committee. Disciplinary action will be taken against anyone who retaliates directly or indirectly against any employee who reports actual or suspected violations of the Code or submits a complaint to the Audit Committee. This policy applies even in those instances where the allegation proves ultimately groundless, provided that it was made in good faith. Any employee, however, who knowingly reports false or misleading information will be subject to disciplinary action.

The Company will make every effort to safeguard the confidentiality of statements and other information reported by employees where practicable and consistent with the Company's best interests. Except as required by law, or where limited disclosure to those with a need to know is necessary to properly investigate reports of Code violations, the Company will also endeavor to protect the anonymity of employees who have reported violations or suspected violations of the Code or submitted a complaint to the Audit Committee.

WAIVERS

Any waiver of this Code for executive officers and directors may be made only by the Company's Board of Directors or a Board committee and will be promptly disclosed as required by law, the listing requirements of the Nasdaq Stock Market, or the regulations of any stock exchange on which the Company's stock is listed.

COMPLIANCE PROCEDURES

The appropriate Company personnel should be sought for advice whenever there are any questions or concerns about compliance with the Code, other Company policies and procedures, applicable laws, suspected violations of the Code or questions concerning the right thing to do in a particular situation. To obtain advice about any concerns or to report a violation or suspected violation of the Code, an employee should discuss the problem with the Compliance Officer. This is the basic guidance for all situations. In many cases, the supervisor will be more knowledgeable about the question and will appreciate being brought into the decision-making process. Employees should remember that it is management's responsibility to help solve problems.

In cases where it may not be appropriate to discuss an issue with management, or where an employee does not feel comfortable approaching management with a question, or if the management does not answer the question or problem to the employee's satisfaction, an employee should discuss the matter with the Compliance Officer or outside counsel to Company. The employee can identify himself or choose to remain anonymous.

                          DALECO RESOURCES CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS

                                 MARCH 16, 2006

                                      PROXY


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

      THE UNDERSIGNED HEREBY APPOINTS DOV AMIR AND STEPHAN V. BENEDIKTSON AND EACH OF THEM, JOINTLY AND SEVERALLY, PROXIES WITH FULL POWER OF SUBSTITUTION TO VOTE, AS DESIGNATED BELOW, ALL SHARES OF STOCK WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS OF DALECO RESOURCES CORPORATION TO BE HELD ON MARCH 16, 2006, AT THE HARVARD CLUB, 27, WEST 44TH STREET, NEW YORK, NEW YORK, OR ANY ADJOURNMENT THEREOF.


      PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING /__/


      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.


                DATED: ___________________________, 2006

                ---------------------------------------------

                ---------------------------------------------

                --------------------------------------------

                ---------------------------------------------
                                (Signature)


IMPORTANT:        PLEASE  SIGN ON THE  SIGNATURE  LINE  EXACTLY  AS YOUR NAME IS
                  PRINTED ON THIS PROXY.  WHEN SHARES ARE HELD BY JOINT TENANTS,
                  BOTH  SHOULD  SIGN.   WHEN  SIGNING  AS  ATTORNEY,   EXECUTOR,
                  ADMINISTRATOR,  TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS
                  SUCH. IF A CORPORATION,  PLEASE SIGN IN FULL CORPORATE NAME BY
                  AUTHORIZED   OFFICER.   IF  A  PARTNERSHIP,   PLEASE  SIGN  IN
                  PARTNERSHIP NAME BY AUTHORIZED PARTNER. IF YOU ARE VOTING AS A
                  PROXY, PLEASE SO INDICATE AND ATTACH YOUR AUTHORIZATION.

IF INSTRUCTIONS ARE NOT GIVEN IN THE SPACES PROVIDED, THE SHARES REPRESENTED BY THIS PROXY, DULY EXECUTED, WILL BE VOTED (I) IN FAVOR OF MANAGEMENT'S PROPOSALS FOR THE ELECTION OF DIRECTORS NAMED IN PROPOSAL 1, (II) IN FAVOR OF THE APPOINTMENT OF VASQUEZ & COMPANY, CPA, OR SUCH OTHER ACCOUNTING FIRM AS RECOMMENDED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT; AND (III) APPROVE INCREASE IN AUTHORIZED NUMBER OF SHARES; (IV) RATIFY STOCK AWARD TO SPECIAL COMMITTEE MEMBERS; (V) IN THE DISCRETION OF THE PERSONS APPOINTED PROXIES HEREBY AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF IN PROPOSAL 5.


MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING MANAGEMENT PROPOSALS
-------------------------------------------------------------------


      1.    ELECTION OF DIRECTORS FOR A TERM EXPIRING IN 2007:

------------------------------- ---------------------------- ---------------------------- ----------------------------
NAME OF NOMINEE                             FOR                        AGAINST                      ABSTAIN
------------------------------- ---------------------------- ---------------------------- ----------------------------
Dov Amir
------------------------------- ---------------------------- ---------------------------- ----------------------------
Stephan V. Benediktson
------------------------------- ---------------------------- ---------------------------- ----------------------------
Nathan K. Trynin
------------------------------- ---------------------------- ---------------------------- ----------------------------
Lord Gilbert [John]
------------------------------- ---------------------------- ---------------------------- ----------------------------
William Pipkin
------------------------------- ---------------------------- ---------------------------- ----------------------------
Charles T. Maxwell
------------------------------- ---------------------------- ---------------------------- ----------------------------


      2. PROPOSAL TO RATIFY THE SELECTION OF VASQUEZ & COMPANY, CPA, AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2006.

                       FOR /__/ AGAINST /__/ ABSTAIN /__/

      3. PROPOSAL TO APPROVE THE INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 50,000,000 SHARES TO 100,000,000 SHARES.

                        FOR /__/AGAINST /__/ ABSTAIN /__/

      4. PROPOSAL TO RATIFY STOCK AWARD OF 300,000 SHARES OF COMMON STOCK TO THE MEMBERS OF THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS.

                        FOR /__/AGAINST /__/ ABSTAIN /__/


      5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                        FOR /__/AGAINST /__/ ABSTAIN /__/